UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10603

Western Asset Premier Bond Fund
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

ITEM 1.         REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Report

Western Asset Premier Bond Fund
(WEA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Premier Bond Fund

Fund objective

The Fund’s investment objective is to provide current income and capital appreciation.

What’s inside

Letter from the president	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	25

Statement of operations	26

Statements of changes in net assets	27

Financial highlights	28

Notes to financial statements	29

Report of independent registered public accounting firm	48

Board approval of management and subadvisory agreements	49

Additional information	52

Annual principal executive officer and principal financial officer certifications	57

Other shareholder communications regarding accounting matters	58

Dividend reinvestment plan	59

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Premier Bond Fund for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

Western Asset Premier Bond Fund	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its

IV	Western Asset Premier Bond Fund

Investment commentary (cont’d)

meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Premier Bond Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. Under normal market conditions, the Fund expects to invest substantially all (but at least 80%) of its total managed assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that, at the time of purchase, are of investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality at the time of purchase. The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. The Fund expects that the average effective durationi of its portfolio will range between 3.5 and seven years, although this target duration may change from time to time.

At Western Asset Management Company (“Western Asset”), the Fund’s adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Ronald D. Mass and Michael C. Buchanan. Effective May 1, 2011, S. Kenneth Leech no longer serves as a portfolio manager for this Fund. While Mr. Leech continues to help shape Western Asset’s overall investment strategy, his day-to-day role is becoming more concentrated on global portfolios. To reflect this global focus, he will continue to serve as a portfolio manager of the global funds, but not of the non-global funds.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. Most spread sectors rallied during the first four months of the period as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-durationii Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December as the economy appeared to gather some momentum heading into 2012.

Both short- and long-term Treasury yields fluctuated but, overall, moved

2	Western Asset Premier Bond Fund 2011 Annual Report

Fund overview (cont’d)

lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. Two-year Treasury yields were then relatively stable during the last two months of the year, whereas ten-year Treasury yields declined in November and December. When the reporting period ended on December 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.89%.

All told, the Barclays Capital U.S. Aggregate Indexiii returned 7.84% for the twelve months ended December 31, 2011. Comparatively, riskier fixed-income securities, including high-yield bonds, produced weaker results. Over the fiscal year, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiv (the “Index”) gained 4.96%. During this period, as measured by the Index, higher-quality BB-rated securities outperformed lower-quality CCC-rated bonds, as they returned 6.81% and 1.18%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We significantly reduced the Fund’s allocation to high-yield bonds, while increasing its exposure to bank loans. In particular, we emphasized floating-rate bank loans that were senior in the capital structure. We modestly increased the Fund’s allocations to asset-backed securities (“ABS”), most of which were government guaranteed student loan ABS. Our exposures to municipal bonds and cash were also increased. In contrast, we pared the Fund’s allocation to investment grade corporate bonds.

During the reporting period, we utilized leverage in the Fund. This contributed to results given the market’s positive results. We ended the period with leverage as a percentage of gross assets of roughly 32%.

During the reporting period, the Fund held credit default swaps to gain exposure to select individual high-yield companies, as well as the overall high-yield market and commercial mortgage-backed securities. The use of these instruments helped performance. Warrants, which were also used to manage our high-yield exposure, did not meaningfully impact results.

Performance review

For the twelve months ended December 31, 2011, Western Asset Premier Bond Fund returned 4.12% based on its net asset value (“NAV”)v and 24.87% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield Indexvi and the Barclays Capital U.S. Credit Indexvii, returned 4.98% and 8.35%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averageviii returned 6.47% over the same time

Western Asset Premier Bond Fund 2011 Annual Report	3

frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to common stock shareholders totaling $1.49 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2011

Price Per Share	12-Month Total Return*
$13.05 (NAV)	4.12%†
$15.95 (Market Price)	24.87%‡

All figures represent past performance and are not a guarantee of future results.

*       Total returns are based on changes in NAV or market price, respectively.

†         Total return assumes the reinvestment of all distributions at NAV.

‡       Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its allocation to investment grade corporate bonds. Individual holdings that were additive for performance were our positions in International Lease Finance Corp., AT&T and Comcast Corp.

Security selection in the ABS sector was also beneficial. Among our best performers were securities in the Manufacturing Housing sub-sector, including Merit Securities Corp. and FirstFed Corp. A number of the Fund’s high-yield bond holdings contributed to performance. Adding the most value were Consol Energy and First Data Corp.

The use of leverage added to the performance of the Fund during the reporting period.

Q. What were the leading detractors from performance?

A. On an absolute performance basis, the Fund’s allocation to non-agency mortgage-backed securities (“MBS”) underperformed relative to other sectors within the portfolio. Liquidity was often challenged given tepid investor demand amid continued concerns about the housing market. Additionally, there were fears that European financial institutions may need to sell their non-agency MBS holdings as they deleverage their balance sheets and shed non-core assets.

A number of the Fund’s high-yield holdings were negative for results during the reporting period. General Motors and NewPage Corp. were among our largest high-yield detractors.

Looking for additional information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XWEAX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders

4	Western Asset Premier Bond Fund 2011 Annual Report

Fund overview (cont’d)

may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Premier Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 17, 2012

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which involve additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Collateralized Mortgage Obligations (37.3%), Asset-Backed Securities (34.9%), Industrials (11.2%), Consumer Discretionary (9.3%) and Financials (8.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Premier Bond Fund 2011 Annual Report	5

i                Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii             Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii          The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv           The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

v              Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi           The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

vii        The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

viii     Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 26 funds in the Fund’s Lipper category.

6	Western Asset Premier Bond Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†             The bar graph above represents the Fund’s portfolio as of December 31, 2011 and December 31, 2010 and does not include derivatives such as swap contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Western Asset Premier Bond Fund 2011 Annual Report	7

Spread duration (unaudited)

Economic Exposure — December 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BCI	— Barclays Capital U.S. Credit Index
BL	— Bank Loans
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WEA	— Western Asset Premier Bond Fund

8	Western Asset Premier Bond Fund 2011 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — December 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BCI	— Barclays Capital U.S. Credit Index
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WEA	— Western Asset Premier Bond Fund

Western Asset Premier Bond Fund 2011 Annual Report	9

Schedule of investments

December 31, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 47.1%
Consumer Discretionary — 6.7%
Automobiles — 2.4%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000	$1,398,202
DaimlerChrysler North America Holding Corp., Notes	7.300%	1/15/12	1,000,000	1,001,862
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	70,000	72,248
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000	1,261,740
Total Automobiles				3,734,052
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000	5,562
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000	57,600
Total Diversified Consumer Services				63,162
Hotels, Restaurants & Leisure — 0.8%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	300,000	213,000
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	380,000	323,475	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	146,000	140,890	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	20,000	21,050
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	110,000	115,775
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	170,000	156,825	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	195,500
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	110,000	97,625	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	100,000	0	(c)(d)(e)(f)
Total Hotels, Restaurants & Leisure				1,264,140
Media — 3.2%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	61,940	71,541
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	270,000	193,725	(a)
Comcast Corp.	5.900%	3/15/16	400,000	457,837
Comcast Corp., Notes	7.050%	3/15/33	1,000,000	1,263,823
DISH DBS Corp., Senior Notes	7.000%	10/1/13	600,000	640,500
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000	435,050
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	120,000	129,300
News America Inc.	8.875%	4/26/23	400,000	526,368
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000	1,278,591
Total Media				4,996,735
Textiles, Apparel & Luxury Goods — 0.2%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	255,000	279,225
Total Consumer Discretionary				10,337,314

See Notes to Financial Statements.

10	Western Asset Premier Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 6.1%
Food & Staples Retailing — 5.5%
CVS Corp., Pass-Through Trust	9.350%	1/10/23	1,050,000	$1,110,690	(a)
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	767,470	809,681	(a)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	1,625,909	1,802,125
CVS Pass-Through Trust	7.507%	1/10/32	1,927,905	2,229,853	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	877,059	904,616
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	758,587	789,454
Delhaize Group, Senior Notes	5.700%	10/1/40	235,000	241,244
Safeway Inc., Notes	5.800%	8/15/12	500,000	513,425
Total Food & Staples Retailing				8,401,088
Food Products — 0.5%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	714,462	812,487	(d)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	160,000	144,000
Total Consumer Staples				9,357,575
Energy — 5.9%
Energy Equipment & Services — 0.8%
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	750,000	727,500
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	150,000	156,000
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	270,000	270,000
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	155,000	150,737	(a)
Total Energy Equipment & Services				1,304,237
Oil, Gas & Consumable Fuels — 5.1%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	689,632
Arch Coal Inc., Senior Notes	7.000%	6/15/19	750,000	765,000	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	160,000	181,000
Burlington Resources Finance Co.	7.400%	12/1/31	450,000	620,839
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	300,000	331,500
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	172,189
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	486,200
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	443,670
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	218,975
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	500,000	472,500
Hess Corp., Notes	7.875%	10/1/29	350,000	470,216
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	390,000	394,457
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	340,000	345,100	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	137,344
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	185,000	209,975

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Annual Report	11

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	750,000	$780,000
Teekay Corp., Senior Notes	8.500%	1/15/20	310,000	298,375
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	220,000	235,125	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	413,000	503,358
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	51,100
Total Oil, Gas & Consumable Fuels				7,806,555
Total Energy				9,110,792
Financials — 8.0%
Capital Markets — 0.6%
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	900,000	901,188
Consumer Finance — 1.8%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	350,000	358,750
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000	771,534
HSBC Finance Corp.	4.750%	7/15/13	1,670,000	1,705,309
Total Consumer Finance				2,835,593
Diversified Financial Services — 4.9%
Air 2 US, Notes	8.027%	10/1/19	2,339,552	2,152,388	(a)
Citigroup Inc.	6.625%	6/15/32	1,000,000	927,427
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,421,400
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,370,591
Liberty Media LLC	3.750%	2/15/30	1,860,000	953,250
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	150,000	150,000
UFJ Finance Aruba AEC	6.750%	7/15/13	500,000	534,279
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	105,625	(a)
Total Diversified Financial Services				7,614,960
Insurance — 0.7%
XL Capital Ltd.	5.250%	9/15/14	1,000,000	1,057,515
Total Financials				12,409,256
Health Care — 1.0%
Health Care Providers & Services — 1.0%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	200,000	206,500
HCA Inc., Debentures	7.500%	11/15/95	185,000	142,450
HCA Inc., Notes	6.375%	1/15/15	430,000	438,062
HCA Inc., Notes	7.690%	6/15/25	90,000	79,650
HCA Inc., Senior Notes	6.250%	2/15/13	85,000	86,700
HCA Inc., Senior Secured Notes	6.500%	2/15/20	310,000	321,625
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	215,000	213,388
Total Health Care				1,488,375

See Notes to Financial Statements.

12	Western Asset Premier Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 11.1%
Aerospace & Defense — 0.5%
Boeing Co., Notes	6.125%	2/15/33	600,000	$756,329
Airlines — 9.8%
America West Airlines Inc., Ambac Assurance Corp.	8.057%	7/2/20	2,224,781	2,180,285
Continental Airlines Inc.	7.160%	9/24/14	183,698	182,091
Continental Airlines Inc.	6.820%	5/1/18	913,728	932,002
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	822,945	856,850
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	1,090,437	1,135,363
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	674,732	684,853
Continental Airlines Inc., Pass-Through Certificates, 2000-1 A-1	8.048%	11/1/20	522,656	559,869
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	250,000	260,000	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	164,920	161,820
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	59,000	60,770	(a)
JetBlue Airways Corp., Pass-Through Certificates	0.907%	11/15/16	1,050,000	829,500	(b)
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	477,027	497,300
Northwest Airlines Inc.	0.758%	2/6/15	2,485,709	2,342,780	(b)(d)
US Airways Pass-Through Trust	6.850%	1/30/18	2,765,427	2,544,193
US Airways Pass-Through Trust, Secured Notes	7.125%	10/22/23	2,000,000	1,900,000
Total Airlines				15,127,676
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	65,000	49,400	(a)(f)
Commercial Services & Supplies — 0.3%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	310,000	279,000	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	170,000	198,050	(a)
Total Commercial Services & Supplies				477,050
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	128,760
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	208,000	227,240
Total Road & Rail				356,000
Trading Companies & Distributors — 0.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	129,000	134,483	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	245,000	250,512
Total Trading Companies & Distributors				384,995
Total Industrials				17,151,450

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Annual Report	13

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.5%
IT Services — 0.4%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	$623,150
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	80,000	84,200
Total Information Technology				707,350
Materials — 2.7%
Chemicals — 0.7%
Dow Chemical Co.	6.000%	10/1/12	1,000,000	1,038,521
Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	730,000	775,625
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	445,000	462,244
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	130,000	126,100	(a)
Total Metals & Mining				1,363,969
Paper & Forest Products — 1.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	235,000	211,500
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	595,000	439,556	(c)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	100,000	106,500	(a)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	940,000	986,654
Total Paper & Forest Products				1,744,210
Total Materials				4,146,700
Telecommunication Services — 1.5%
Diversified Telecommunication Services — 1.5%
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	191,233
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	19,000
Deutsche Telekom International Finance BV	5.250%	7/22/13	600,000	630,542
France Telecom SA, Notes	8.500%	3/1/31	600,000	855,553
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	35,000	36,575
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	340,000	357,212
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	140,000	140,529
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	165,213
Total Telecommunication Services				2,395,857
Utilities — 3.6%
Electric Utilities — 1.1%
Duke Energy Corp., Notes	6.250%	1/15/12	250,000	250,398
FirstEnergy Corp., Notes	7.375%	11/15/31	1,020,000	1,254,372
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	250,000	258,794
Total Electric Utilities				1,763,564

See Notes to Financial Statements.

14	Western Asset Premier Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	$24,737
Independent Power Producers & Energy Traders — 2.0%
AES Corp., Senior Notes	9.750%	4/15/16	360,000	412,200
AES Corp., Senior Notes	8.000%	10/15/17	525,000	577,500
AES Corp., Senior Notes	8.000%	6/1/20	100,000	110,000
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	700,000	752,500	(a)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	180,000	131,400
Edison Mission Energy, Senior Notes	7.625%	5/15/27	179,000	105,610
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	885,000	933,675
Total Independent Power Producers & Energy Traders				3,022,885
Multi-Utilities — 0.5%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	770,000	795,817
Total Utilities				5,607,003
Total Corporate Bonds & Notes (Cost — $69,784,083)				72,711,672
Asset-Backed Securities — 34.9%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,121,581	780,730
Ameriquest Mortgage Securities Inc., 2004-R1 A1B	0.694%	2/25/34	629,663	491,203	(b)
Ameriquest Mortgage Securities Inc., 2004-R9 M1	0.914%	10/25/34	400,000	339,629	(b)
Amortizing Residential Collateral Trust, 2004-1 A5	0.794%	10/25/34	257,673	224,903	(b)
Argent Securities Inc., 2003-W3 M1	1.419%	9/25/33	196,315	173,669	(b)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,701,154	2,714,660	(d)
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	344,928	371,107	(b)(f)
Associates Manufactured Housing Pass-Through Certificates, 1997-2 B1	7.150%	3/15/28	1,290,488	1,301,388	(b)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	100,000	130,424	(b)
Bayview Financial Acquisition Trust, 2007-B 2A1	0.594%	8/28/47	370,529	360,542	(b)
Bayview Financial Asset Trust, 2004-SSRA A1	0.894%	12/25/39	346,185	266,562	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A A	0.744%	3/25/37	2,066,800	1,374,422	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M1	1.094%	3/25/37	1,359,120	863,041	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M3	1.444%	3/25/37	515,529	237,143	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M4	1.794%	3/25/37	140,599	54,834	(a)(b)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	1,021,731	759,319
Bear Stearns Asset Backed Securities Trust, 2007-SD1 1A3A	6.500%	10/25/36	1,281,210	927,123
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	304,209
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.494%	11/25/45	182,210	127,530	(a)(b)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Annual Report	15

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	372,881	$393,339
Countrywide Asset-Backed Certificates, 2004-3 3A3	0.674%	8/25/34	350,341	312,573	(b)
Countrywide Asset-Backed Certificates, 2006-3 3A1	0.414%	6/25/36	786,544	502,221	(b)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.194%	10/25/47	1,131,837	756,626	(b)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.294%	8/25/47	55,931	35,189	(a)(b)(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.428%	11/15/36	1,258,921	896,874	(b)
Credit-Based Asset Servicing & Securitization, 2005-CB4 M1	0.714%	8/25/35	2,000,000	1,346,630	(b)
Credit-Based Asset Servicing & Securitization LLC, 2004-CB2 M1	1.074%	7/25/33	2,209,205	1,569,996	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.914%	1/25/35	780,000	705,731	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	900,000	725,115	(a)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.764%	5/25/44	27,768	26,969	(a)(b)
Educap Student Loan Asset-Backed Notes, 2004-1 B	1.752%	6/25/38	1,500,000	1,320,000	(b)(d)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.294%	5/26/37	139,547	126,486	(a)(b)
EMC Mortgage Loan Trust, 2003-B A1	0.844%	11/25/41	82,893	73,077	(a)(b)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	1,631,384	1,456,894	(a)
Fremont Home Loan Trust, 2006-2 2A2	0.404%	2/25/36	74,776	74,231	(b)
Global Franchise Trust, 1998-1 A2	6.659%	10/6/20	13,319	13,270	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.044%	2/25/31	401,408	331,756	(a)(b)
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	340,000	339,150	(a)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	75,433	28,594
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	120,844	98,337
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	36,550	26,473
Green Tree Recreational Equiptment & Consumer Trust, 1996-C CTFS	7.650%	10/15/17	7,640	7,012
Greenpoint Manufactured Housing, 1999-2 A2	3.785%	3/18/29	425,000	329,946	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.785%	6/19/29	125,000	96,515	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.787%	2/20/30	125,000	97,058	(b)
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	706,000	764,799	(b)
Greenpoint Manufactured Housing, 2000-4 A3	2.257%	8/21/31	800,000	621,513	(b)
Greenpoint Manufactured Housing, 2000-6 A3	2.257%	11/22/31	475,000	394,461	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.748%	2/20/32	550,000	416,442	(b)

See Notes to Financial Statements.

16	Western Asset Premier Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Greenpoint Manufactured Housing, 2001-2 IIA2	3.778%	3/13/32	975,000	$734,801	(b)
GSAA Home Equity Trust, 2004-8 A3A	0.664%	9/25/34	224,474	199,038	(b)
GSAA Home Equity Trust, 2006-19 A3A	0.534%	12/25/36	790,539	320,555	(b)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	1,927,179	1,627,551
GSRPM Mortgage Loan Trust, 2006-1 A1	0.594%	3/25/35	144,577	112,836	(a)(b)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.594%	9/25/36	287,757	216,522	(a)(b)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	208,813	207,989
Iowa Student Loan Liquidity Corp., 2011-1 A	0.000%	6/25/42	1,000,000	943,210	(b)
Lehman XS Trust, 2007-1 WF1	5.646%	1/25/37	891,365	473,151	(b)
Merit Securities Corp., 13 A4	7.910%	12/28/33	2,463,815	2,639,391	(b)
Morgan Stanley ABS Capital I, 2003-SD1 A1	1.294%	3/25/33	22,266	19,156	(b)
Morgan Stanley Capital Inc., 2003-NC9 M	1.419%	9/25/33	1,880,204	1,346,910	(b)
MSDWCC Heloc Trust, 2003-2 A	0.740%	4/25/16	96,018	88,573	(b)
New Century Home Equity Loan Trust, 2004-2 A2	0.664%	8/25/34	475,320	359,667	(b)
New Century Home Equity Loan Trust, 2004-3 M1	1.224%	11/25/34	917,006	617,528	(b)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	3/15/25	251,593	229,233	(b)
Option One Mortgage Loan Trust, 2003-2 A2	0.894%	4/25/33	405,122	330,471	(b)
Origen Manufactured Housing, 2006-A A2	3.750%	10/15/37	2,700,000	1,458,000	(b)
Origen Manufactured Housing, 2007-A A2	3.750%	4/15/37	3,497,335	1,923,534	(b)
PAMCO CLO, 1997-1A B	7.910%	8/6/09	761,499	266,525	(g)
Park Place Securities Inc., 2004-WCW1 M2	0.974%	9/25/34	1,900,000	1,705,649	(b)
Park Place Securities Inc., 2004-WHQ2 M2	0.924%	2/25/35	750,000	577,694	(b)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	616,000	(a)
Pennsylvania Higher Education Assistance Agency, 2003-1 B1	2.430%	7/25/42	3,000,000	2,310,000	(b)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.334%	6/25/34	400,842	331,272	(b)
RAAC Series, 2007-RP1 M1	0.844%	5/25/46	210,000	34,017	(a)(b)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	555,340	548,021
Renaissance Home Equity Loan Trust, 2005-2 AF5	5.201%	8/25/35	750,000	433,644
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.674%	11/25/35	741,543	501,007	(b)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.774%	3/25/34	376,160	250,153	(b)
Residential Asset Securities Corp., 2001-KS3 AII	0.754%	9/25/31	300,571	225,126	(b)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	493,955	497,644	(b)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	712,574	689,041	(b)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	901,591	931,517	(a)
SLM Student Loan Trust, 2001-4 B	0.918%	1/25/21	1,000,000	998,064	(b)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	737,043	674,761
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	106,414	102,341	(a)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Annual Report	17

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Structured Asset Securities Corp., 2005-4XS 2A1A	2.007%	3/25/35	501,709	$342,193	(b)
Structured Asset Securities Corp., 2006-GEL3 A2	0.524%	7/25/36	1,687,433	1,220,132	(a)(b)
Structured Asset Securities Corp., 2007-BC1 A2	0.344%	2/25/37	346,702	335,327	(b)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	752,608	758,639	(b)
Total Asset-Backed Securities (Cost — $52,660,421)				53,886,598
Collateralized Mortgage Obligations — 37.3%
American Home Mortgage Investment Trust, 2007-A 4A	0.744%	7/25/46	771,255	224,276	(a)(b)
Banc of America Funding Corp., 2004-B 6A1	3.062%	12/20/34	552,200	240,174	(b)
Bayview Commercial Asset Trust, 2005-3A A2	0.694%	11/25/35	625,206	470,254	(a)(b)
Bayview Commercial Asset Trust, 2005-4A A1	0.594%	1/25/36	349,020	247,994	(a)(b)
BCAP LLC Trust, 2009-RR12 2A2	0.617%	3/26/35	1,844,014	853,223	(a)(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.476%	4/25/34	306,071	287,611	(b)
Bear Stearns Alt-A Trust, 2004-03 A1	0.934%	4/25/34	448,165	324,927	(b)
Bear Stearns Alt-A Trust, 2004-08 1A	0.994%	9/25/34	230,185	179,794	(b)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.943%	1/25/36	1,114,575	554,120	(b)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	835,978	143,926	(a)
Bella Vista Mortgage Trust, 2004-2 A1	0.664%	2/25/35	1,976,213	996,711	(b)
BlackRock Capital Finance LP, 1997-R2 B5	6.188%	12/25/35	291,371	11,655	(b)(d)
CBA Commercial Small Balance Commercial Trust, 2005-1A	0.614%	7/25/35	1,437,723	719,505	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.544%	8/25/35	1,371,060	843,295	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.524%	10/25/35	1,941,608	1,245,967	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.494%	10/25/36	1,725,829	957,233	(a)(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1	2.412%	4/20/35	2,686,516	1,938,386	(b)
Countrywide Home Loans, 2004-R1 1AF	0.694%	11/25/34	1,473,199	1,213,377	(a)(b)
Countrywide Home Loans, 2004-R2 1AF1	0.714%	11/25/34	444,639	365,471	(a)(b)
Countrywide Home Loans, 2004-R2 1AF2	0.714%	11/25/34	1,000,437	822,310	(a)(b)
Countrywide Home Loans, 2005-7 1A1	0.564%	3/25/35	1,356,129	1,038,725	(b)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	1,310,414	1,277,847	(a)
Countrywide Home Loans, 2006-HYB4 3B	5.179%	6/20/36	1,210,908	602,147	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.594%	5/25/35	1,558,299	896,370	(b)

See Notes to Financial Statements.

18	Western Asset Premier Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.654%	3/25/35	742,111	$574,497	(a)(b)
Credit Suisse Mortgage Capital Certificates, 2007-C3 A4	5.713%	6/15/39	242,000	254,056	(b)
Credit Suisse Mortgage Capital Certificates, 2009-16R 4A1	2.507%	3/26/35	400,695	366,503	(a)(b)
Extended Stay America Trust, 2010-ESHA XB1, IO	1.165%	1/5/16	20,500,000	231,589	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.238%	4/25/20	11,195,224	788,401	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.682%	6/25/20	988,883	97,554	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1, IO	1.515%	8/25/20	5,844,723	504,066	(b)
GMAC Commercial Mortgage Securities Inc., 1998-C2 F	6.500%	5/15/35	926,246	962,001	(a)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.564%	11/25/46	1,454,336	683,829	(b)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.564%	11/25/46	1,457,498	699,599	(b)
GS Mortgage Securities Corp., 2010-C1 X, IO	1.567%	8/10/43	12,801,868	1,094,099	(a)(b)
GS Mortgage Securities Corp., IO	2.168%	2/10/21	6,193,228	213,604	(a)(b)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,491,558	1,491,798	(a)(b)
GSMPS Mortgage Loan Trust, 2004-4 1AF	0.694%	6/25/34	927,708	757,107	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.644%	1/25/35	527,275	404,913	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 2A1	3.706%	1/25/35	1,460,887	1,322,155	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.644%	9/25/35	1,206,582	941,913	(a)(b)
Harborview Mortgage Loan Trust, 2004-08 3A2	0.685%	11/19/34	153,925	78,972	(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.623%	1/19/35	393,748	353,350	(b)
Harborview Mortgage Loan Trust, 2005-9 B10	2.035%	6/20/35	1,079,207	65,073	(b)
Impac CMB Trust, 2004-9 1A1	1.054%	1/25/35	51,350	33,904	(b)
Impac CMB Trust, 2005-2 2A2	0.694%	4/25/35	293,359	227,522	(b)
Impac CMB Trust, 2A-10	0.934%	3/25/35	418,095	271,129	(b)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.996%	8/25/37	4,183,764	2,417,149	(b)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	221,323	221,323
Jefferies & Co., 2009-B 9A	0.587%	11/21/35	145,519	265,384	(a)(b)(d)
JP Morgan Mortgage Trust, 2005-A6 3A3	2.773%	9/25/35	630,000	385,435	(b)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,100,000	461,364	(b)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.853%	4/25/37	300,000	232,453	(b)
JPMorgan Reremic, 2009-5 6A1	5.812%	4/26/37	61,917	61,400	(a)(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.754%	6/15/36	422,292	372	(a)(b)(f)
Luminent Mortgage Trust, 2006-6 A1	0.494%	10/25/46	1,000,582	559,907	(b)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Annual Report	19

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.718%	11/21/34	2,000,000	$1,824,688	(b)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.694%	11/25/33	141,420	137,893	(b)
MASTR ARM Trust, 2004-7 6M1	0.944%	8/25/34	800,000	622,135	(b)
Merit Securities Corp., 11PA 3A1	0.914%	4/28/27	158,639	128,019	(a)(b)
Merit Securities Corp., 11PA B3	2.544%	9/28/32	850,000	548,749	(a)(b)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	795,344	482,212	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.415%	12/25/34	430,352	394,227	(b)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	3,459,749	192,523	(b)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	0.908%	7/25/34	7,195,974	75,594	(b)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.283%	7/25/34	2,385,843	25,742	(b)
Regal Trust IV, 1999-1 A	2.816%	9/29/31	86,069	75,832	(a)(b)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,188,689	1,088,314
Residential Asset Mortgage Products, Inc., 2005-SL2 AP0, STRIPS, PO	0.000%	2/25/32	204,465	190,620
Sequoia Mortgage Trust, 2003-2 A2	1.278%	6/20/33	46,031	35,968	(b)
Sequoia Mortgage Trust, 2004-10 A1A	0.595%	11/20/34	28,397	23,444	(b)
Sequoia Mortgage Trust, 2004-11 A1	0.585%	12/20/34	42,340	34,081	(b)
Sequoia Mortgage Trust, 2004-12 A1	0.555%	1/20/35	339,343	257,753	(b)
Structured Asset Securities Corp., 1998-RF2 A	7.714%	7/15/27	407,929	410,662	(a)(b)
Structured Asset Securities Corp., 2002-9 A2	0.594%	10/25/27	918,619	779,755	(b)
Structured Asset Securities Corp., 2003-9A 2A2	2.386%	3/25/33	235,953	196,852	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.694%	9/25/33	240,539	208,430	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	796,810	790,876
Structured Asset Securities Corp., 2005-RF2 A	0.644%	4/25/35	1,192,212	949,176	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.716%	6/25/35	1,969,867	1,635,671	(a)(b)
Thornburg Mortgage Securities Trust, 2003-4 A1	0.934%	9/25/43	821,299	729,807	(b)
Thornburg Mortgage Securities Trust, 2004-03 A	1.034%	9/25/44	830,325	711,094	(b)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.039%	9/25/37	576,843	512,073	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.054%	9/25/37	589,241	573,041	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR06 A	0.670%	5/25/44	676,912	501,414	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.608%	6/25/44	430,655	284,726	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.620%	11/25/34	1,791,324	1,221,323	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 2A3	5.242%	7/25/37	1,669,473	911,985	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	0.978%	4/25/47	1,079,379	573,238	(b)

See Notes to Financial Statements.

20	Western Asset Premier Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	817,295	$355,449
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	5.667%	9/25/36	1,329,587	724,230
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	6.081%	9/25/36	162,732	86,436
Washington Mutual Inc., 2004-AR11	2.497%	10/25/34	485,919	427,766	(b)
Washington Mutual Inc., 2004-AR12 A2A	0.640%	10/25/44	517,317	355,609	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.584%	7/25/45	423,971	309,557	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR02 A	1.608%	4/25/44	300,732	220,106	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	1,273,760	884,284	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.524%	4/25/45	381,068	276,313	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.564%	7/25/45	28,508	21,559	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.614%	7/25/45	190,645	139,648	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.584%	10/25/45	346,451	248,573	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.564%	12/25/45	707,220	505,665	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	42,310	45,041
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR5 3A	1.148%	7/25/46	1,301,373	414,555	(b)
Wells Fargo Mortgage Loan Trust, 2010-RR2 1A2	5.125%	9/27/35	2,418,992	1,928,493	(a)(b)
Total Collateralized Mortgage Obligations (Cost — $58,233,371)				57,548,920
Collateralized Senior Loans — 6.4%
Consumer Discretionary — 2.4%
Carmike Cinemas Inc., Term Loan	5.500%	1/27/16	885,336	876,040	(h)
Getty Images Inc., Term Loan B	5.250%	11/7/16	980,689	981,098	(h)
Las Vegas Sands LLC, Delayed Draw Term Loan	2.930%	11/23/16	165,672	159,045	(h)
Las Vegas Sands LLC, Term Loan B	2.930%	11/23/16	824,303	789,270	(h)
Univision Communications Inc.	4.546%	3/31/17	990,478	882,144	(h)
Total Consumer Discretionary				3,687,597
Health Care — 2.5%
Community Health Systems Inc., Delayed Draw Term Loan	2.546%	7/25/14	72,678	70,393	(h)
Community Health Systems Inc., Term Loan B	2.546 - 2.773%	7/25/14	1,416,522	1,372,002	(h)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Annual Report	21

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — continued
Grifols Inc., Term Loan B	6.000%	6/1/17	1,496,250	$1,488,769	(h)
MedAssets Inc., Term Loan B	5.250%	11/16/16	913,760	909,191	(h)
Total Health Care				3,840,355
Industrials — 0.0%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	18,802	18,708	(f)(h)
Trico Shipping AS, Term Loan B	—	5/13/14	33,104	32,939	(f)(i)
Total Industrials				51,647
Information Technology — 1.5%
First Data Corp., Term Loan B	4.294%	3/23/18	424,158	354,474	(h)
First Data Corp., Term Loan B2	3.044%	9/24/14	514,436	462,863	(h)
Freescale Semiconductor Inc., Term Loan	4.520%	12/1/16	1,478,386	1,419,251	(h)
Total Information Technology				2,236,588
Total Collateralized Senior Loans (Cost — $10,025,417)				9,816,187
Mortgage-Backed Securities — 0.3%
FNMA — 0.3%
Federal National Mortgage Association (FNMA), Whole Loan (Cost — $447,201)	6.500%	8/25/44	435,545	488,042
Municipal Bonds — 6.7%
Florida — 1.5%
Florida Educational Loan Marketing Corp., 2002-1 B	0.473%	12/1/36	700,000	546,000	(b)(d)(j)
Florida Educational Loan Marketing Corp., Education Loan Revenue	0.390%	12/1/18	2,400,000	1,800,000	(b)(j)
Total Florida				2,346,000
Kentucky — 0.9%
Carroll County, KY, PCR, Kentucky Utilities Co. Project, AMBAC	0.080%	10/1/32	1,800,000	1,422,000	(b)
Nevada — 0.9%
Washoe County, NV, Pollution Control, Gas & Water Facilities Revenue, Sierra Pacific Power Co., AMBAC	0.746%	3/1/36	1,700,000	1,343,000	(b)(j)
New York — 0.9%
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York Inc., AMBAC	0.210%	10/1/36	1,600,000	1,136,000	(b)(j)
New York State Energy Research & Development Authority, Gas Facilities Revenue, Brooklyn Union Gas Project, NATL-RE	1.050%	12/1/20	200,000	154,000	(b)(d)
Total New York				1,290,000

See Notes to Financial Statements.

22	Western Asset Premier Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Pennsylvania — 2.5%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.265%	6/1/47	4,200,000		$3,864,000	(b)
Total Municipal Bonds (Cost — $10,655,702)					10,265,000
Non-U.S. Treasury Inflation Protected Securities — 5.7%
Brazil Nota do Tesouro Nacional	5.952%	5/15/45	4,700,000	BRL	5,692,568
Brazil Nota do Tesouro Nacional, Notes	5.905%	8/15/50	5,468,150	BRL	3,174,793
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $8,096,152)					8,867,361
Sovereign Bonds — 1.6%
Brazil — 0.4%
Brazil Nota do Tesouro Nacional, Notes	9.762%	1/1/14	280,000	BRL	148,676
Brazil Nota do Tesouro Nacional, Notes	9.762%	1/1/17	826,000	BRL	425,619
Total Brazil					574,295
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	184,000		160,080	(a)(b)
Malaysia — 0.4%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	1,500,000	MYR	484,050
Government of Malaysia, Senior Bonds	4.262%	9/15/16	290,000	MYR	95,209
Total Malaysia					579,259
Mexico — 0.7%
Mexican Bonos, Bonds	8.000%	6/11/20	11,147,000	MXN	885,485
United Mexican States, Bonds	10.000%	12/5/24	2,750,000	MXN	253,489
Total Mexico					1,138,974
Venezuela — 0.0%
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	2,000		1,380
Total Sovereign Bonds (Cost — $2,722,496)					2,453,988

	Shares
Common Stocks — 0.3%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
General Motors Co.	8,922	180,849	*
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares	789	20,561	*
Industrials — 0.1%
Building Products — 0.0%
Nortek Inc.	1,206	31,549	*

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Annual Report	23

Western Asset Premier Bond Fund

Security			Shares	Value
Marine — 0.1%
DeepOcean Group Holding AS			8,860	$141,760	(d)
Total Industrials				173,309
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			8,950	174,436	*
Total Common Stocks (Cost — $1,202,350)				549,155

	Rate
Convertible Preferred Stocks — 0.1%
Financials — 0.1%
Thrifts & Mortgage Finance — 0.1%
Federal National Mortgage Association (FNMA) (Cost — $1,357,500)	5.375%		15	75,000	*
Preferred Stocks — 0.0%
Consumer Discretionary — 0.0%
Automobiles — 0.0%
Escrow GCB General Motors	0.000%		55,025	17,195
Financials — 0.0%
Diversified Financial Services — 0.0%
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900	13,899	*(c)(f)
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100	210	*(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	382	*
Total Thrifts & Mortgage Finance				592
Total Financials				14,491
Total Preferred Stocks (Cost — $12,240)				31,686

		Expiration Date	Warrants
Warrants — 0.1%
Buffets Restaurant Holdings		4/28/14	223	2	*(d)(f)
Charter Communications Inc.		11/30/14	265	3,766	*
CMP Susquehanna Radio Holdings Co.		3/23/19	3,624	18,736	*(a)(d)(f)
General Motors Co.		7/10/16	8,159	95,705	*
General Motors Co.		7/10/19	8,159	63,803	*
Nortek Inc.		12/7/14	576	1,555	*(d)(f)
SemGroup Corp.		11/30/14	830	4,640	*(d)(f)
Total Warrants (Cost — $749,707)				188,207
Total Investments before Short-Term Investments (Cost — $215,946,640)				216,881,816

See Notes to Financial Statements.

24	Western Asset Premier Bond Fund 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 5.0%
Repurchase Agreements — 5.0%
Deutsche Bank Securities Inc. repurchase agreement dated 12/30/11; Proceeds at maturity — $7,709,034; (Fully collateralized by U.S. government agency obligations, 3.150% due 10/28/20; Market value — $7,863,178) (Cost — $7,709,000)	0.040%	1/3/12	7,709,000	$7,709,000
Total Investments — 145.5% (Cost — $223,655,640#)				224,590,816
Other Assets in Excess of Liabilities — 1.1%				1,814,826
Liquidation value of Preferred Shares — (46.6)%				(72,000,000)
Total Net Assets — 100.0%				$154,405,642

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	The coupon payment on these securities is currently in default as of December 31, 2011.
(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
(e)	Value is less than $1.
(f)	Illiquid security.
(g)	The maturity principal is currently in default as of December 31, 2011.
(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	All or a portion of this loan is unfunded as of December 31, 2011.
(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
#	Aggregate cost for federal income tax purposes is $225,386,525.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PAC	— Planned Amortization Class
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Annual Report	25

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $223,655,640)	$224,590,816
Foreign currency, at value (Cost — $342,166)	303,555
Cash	35,019
Interest receivable	1,922,597
Swaps, at value (net premiums paid — $24,140)	133,584
Deposits with brokers for swap contracts	100,000
Principal paydown receivable	6,181
Prepaid expenses	58,360
Total Assets	227,150,112

Liabilities:
Swaps, at value (net premiums received — $32,324)	176,006
Investment management fee payable	106,620
Payable for securities purchased	33,104
Distributions payable to auction rate preferred stockholders	9,675
Payable for open swap contracts	4,255
Accrued expenses	414,810
Total Liabilities	744,470

Preferred Shares:
No par value, 2,880 shares authorized, issued and outstanding, $25,000 liquidation value per share (Note 6)	72,000,000
Total Net Assets	$154,405,642

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 11,828,498 shares issued and outstanding (Note 5)	$165,643,047
Undistributed net investment income	8,315,379
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(20,407,687)
Net unrealized appreciation on investments, swap contracts and foreign currencies	854,903
Total Net Assets	$154,405,642

Shares Outstanding	11,828,498

Net Asset Value	$13.05

See Notes to Financial Statements.

26	Western Asset Premier Bond Fund 2011 Annual Report

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$17,616,873
Dividends	8,552
Total Investment Income	17,625,425

Expenses:
Investment management fee (Note 2)	1,299,387
Excise tax (Note 1)	381,000
Legal fees	66,616
Transfer agent fees	59,855
Audit and tax	55,659
Fund accounting fees	50,296
Interest expense (Note 3)	41,559
Auction participation fees	36,230
Custody fees	35,850
Shareholder reports	33,674
Rating agency fees	24,304
Stock exchange listing fees	16,325
Trustees’ fees	12,687
Auction agent fees	10,041
Insurance	4,411
Miscellaneous expenses	1,187
Total Expenses	2,129,081
Net Investment Income	15,496,344

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,418,234)
Swap contracts	280,870
Foreign currency transactions	25,698
Net Realized Loss	(2,111,666)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(6,210,234)
Swap contracts	(128,820)
Foreign currencies	(53,303)
Change in Net Unrealized Appreciation (Depreciation)	(6,392,357)
Net Loss on Investments, Swap Contracts and Foreign Currency Transactions	(8,504,023)
Distributions Paid to Auction Rate Preferred Stockholders from Net Investment Income	(165,905)
Increase in Net Assets from Operations	$ 6,826,416

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Annual Report	27

Statements of changes in net assets

For the years ended December 31,	2011	2010

Operations:
Net investment income	$ 15,496,344	$ 17,135,971
Net realized gain (loss)	(2,111,666)	3,802,044
Change in net unrealized appreciation (depreciation)	(6,392,357)	14,388,419
Distributions paid to auction rate preferred stockholders from net investment income	(165,905)	(219,880)
Increase in Net Assets From Operations	6,826,416	35,106,554

Distributions to Shareholders From (Note 1):
Net investment income	(17,556,033)	(16,932,624)
Decrease in Net Assets From Distributions to Shareholders	(17,556,033)	(16,932,624)

Fund Share Transactions:
Reinvestment of distributions (89,956 and 131,781 shares issued, respectively)	1,321,616	1,780,994
Increase in Net Assets From Fund Share Transactions	1,321,616	1,780,994
Increase (Decrease) in Net Assets	(9,408,001)	19,954,924

Net Assets:
Beginning of year	163,813,643	143,858,719
End of year*	$154,405,642	$163,813,643
* Includes undistributed net investment income of:	$8,315,379	$9,663,047

See Notes to Financial Statements.

28	Western Asset Premier Bond Fund 2011 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$13.96	$12.39	$8.72	$14.26	$15.15

Income (loss) from operations:
Net investment income[1]	1.32	1.47	1.64	1.46	1.27
Net realized and unrealized gain (loss)	(0.73)	1.57	3.33	(5.64)	(0.60)

Distributions paid to auction rate preferred stockholders from:
Net investment income	(0.01)	(0.02)	(0.02)	(0.19)	(0.25)
Net realized gains	—	—	—	(0.02)	(0.09)
Total income (loss) from operations	0.58	3.02	4.95	(4.39)	0.33

Less distributions from:
Net investment income	(1.49)	(1.45)	(1.28)	(1.05)	(0.97)
Net realized gains	—	—	—	(0.10)	(0.25)
Total distributions	(1.49)	(1.45)	(1.28)	(1.15)	(1.22)

Net asset value, end of year	$13.05	$13.96	$12.39	$8.72	$14.26

Market price, end of year	$15.95	$14.13	$13.36	$8.90	$13.13
Total return, based on NAV[2,3]	4.12%	25.50%	60.98%	(32.45)%	2.17%
Total return, based on market price[4]	24.87%	17.56%	68.84%	(24.60)%	(5.79)%

Net assets, end of year (000s)	$154,406	$163,814	$143,859	$100,102	$163,544

Ratios to average net assets:[5,6]
Gross expenses	1.30%	1.38%	1.95%	2.06%	1.72%
Net expenses[7]	1.30	1.38	1.95	2.06	1.71
Net investment income	9.45	11.12	15.94	10.68	6.76

Portfolio turnover rate	18%	33%	29%	45%	90%

Auction Rate Preferred Stock:
Total Amount Outstanding (000s)	$72,000	$72,000	$72,000	$72,000	$72,000
Asset Coverage[8]	314%	327%	300%	239%	327%
Involuntary Liquidating Preference Per Share (000s)	25	25	25	25	25

1              Per share amounts have been calculated using the average shares method.

2              Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3              The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

4              The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

5              Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

6              Gross expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance arrangements. Net expenses reflects expenses less any compensating balance arrangements and/or voluntary expense waivers.

7              The impact of compensating balance arrangements, if any, was less than 0.01%.

8              Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2011 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by, among other things, economic developments in a specific state, industry or region.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

30	Western Asset Premier Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$ 69,556,405	$3,155,267	$ 72,711,672
Asset-backed securities	—	49,851,938	4,034,660	53,886,598
Collateralized mortgage obligations	—	57,537,265	11,655	57,548,920
Collateralized senior loans	—	9,816,187	—	9,816,187
Mortgage-backed securities	—	488,042	—	488,042
Municipal bonds	—	10,111,000	154,000	10,265,000
Non-U.S. treasury inflation protected securities	—	8,867,361	—	8,867,361
Sovereign bonds	—	2,453,988	—	2,453,988
Common stocks	$407,395	—	141,760	549,155
Convertible preferred stocks	—	75,000	—	75,000
Preferred stocks	—	31,686	—	31,686
Warrants	159,508	22,502	6,197	188,207
Total long-term investments	$566,903	$208,811,374	$7,503,539	$216,881,816
Short-term investments†	—	7,709,000	—	7,709,000
Total investments	$566,903	$216,520,374	$7,503,539	$224,590,816
Other financial instruments:
Credit default swaps on corporate issues — buy protection‡	—	$ 33,851	—	$ 33,851
Credit default swaps on credit indices — sell protection	—	77,156	—	77,156
Credit default swaps on credit indices — buy protection‡	—	22,577	—	22,577
Total other financial instruments	—	$ 133,584	—	$ 133,584
Total	$566,903	$216,653,958	$7,503,539	$224,724,400

Western Asset Premier Bond Fund 2011 Annual Report	31

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Credit default swaps on corporate issues — buy protection‡	—	$115,432	—	$115,432
Credit default swaps on credit indices — sell protection‡	—	21,255	—	21,255
Total return swaps	—	39,319	—	39,319
Total	—	$176,006	—	$176,006

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes	Asset- Backed Securities	Collateralized Mortgage Obligations	Municipal Bonds	Common Stocks	Preferred Stocks		Warrants	Total
Balance as of December 31, 2010	$ 852,866	$ 5,590,638	$ 19,644	—	$ 9,001	$0	*	$ 4,034	$ 6,476,183
Accrued premiums/ discounts	(6,155)	92,945	4,365	$ 3,259	—	—		—	94,414
Realized gain (loss)[1]	838	(91,952)	(57,507)	—	16,780	30,371		(0)*	(101,470)
Change in unrealized appreciation (depreciation)[2]	(21,062)	(192,370)	57,021	(3,259)	(72,865)	1,347		16,259	(214,929)
Purchases	—	—	—	154,000	205,624	—		—	359,624
Sales	(14,000)	(166,522)	(11,868)	—	(16,780)	(31,718)		—	(240,888)
Transfers into Level 3[3]	2,342,780	—	—	—	—	—		4,640	2,347,420
Transfers out of Level 3[4]	—	(1,198,079)	—	—	—	—		(18,736)	(1,216,815)
Balance as of December 31, 2011	$ 3,155,267	$ 4,034,660	$ 11,655	$154,000	$141,760	—		$ 6,197	$ 7,503,539
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011[2]	$ (24,227)	$ (197,798)	$ 57,021	$ (3,259)	$(63,864)	—		$ (2,477)	$ (234,604)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*  Value is less than $1.

32	Western Asset Premier Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

1              This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2              This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3              Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

4              Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower

Western Asset Premier Bond Fund 2011 Annual Report	33

with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2011, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

34	Western Asset Premier Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2011, the total notional value of all credit default swaps to sell protection is $21,524,221. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2011, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront

Western Asset Premier Bond Fund 2011 Annual Report	35

payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or

36	Western Asset Premier Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility

Western Asset Premier Bond Fund 2011 Annual Report	37

and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund held credit default swaps and total return swaps with credit related contingent features which had a liability position of $176,006. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net

38	Western Asset Premier Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

liability of these derivatives amounting to $100,000, which could be used to reduce the required payment.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Single sourced securities. Certain securities held by the Fund at December 31, 2011 are valued based on a price provided by a single source or dealer. The prices provided may differ from the value that would be realized if the securities were sold. As of December 31, 2011, 14% of the securities held by the Fund were either fair valued securities or were valued based on a price provided by a single independent pricing service or dealer (“single source securities”).

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $423,222 of federal excise tax attributable to calendar year 2010 in March 2011. The Fund anticipates being subject to an excise tax for calendar year 2011 of approximately $370,000.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011,

Western Asset Premier Bond Fund 2011 Annual Report	39

no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$381,000	—	$(381,000)
(b)	496,926	$(496,926)	—

(a)  Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)   Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swaps and other investments.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with Western Asset Management Company (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities. The liquidation preference of any Preferred Shares outstanding is not considered a liability. Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are additional subadvisers to the Fund under portfolio management agreements between Western Asset and Western Singapore, and Western Asset and Western Japan.

Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively.

Under the terms of the administration services agreement among the Fund, Western Asset and Legg Mason Partners Fund Adviser, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA, a monthly fee at an annual rate of

40	Western Asset Premier Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$39,250,453	$2,398,977
Sales	51,852,574	2,974,068

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 16,807,910
Gross unrealized depreciation	(17,603,619)
Net unrealized depreciation	$ (795,709)

Transactions in reverse repurchase agreements for the Fund during the year ended December 31, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding*
$4,870,000	1.11%	$4,947,389

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.40% to 1.56% during the year ended December 31, 2011. Interest expense incurred on reverse repurchase agreements totaled $41,559.

At December 31, 2011, the Fund had no open reverse repurchase agreement outstanding.

Western Asset Premier Bond Fund 2011 Annual Report	41

At December 31, 2011, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc.
(Citigroup Inc., 6.125%,			4.700%
due 5/15/18)	$1,700,000	3/20/14	Quarterly	$(79,530)	—	$(79,530)
Goldman Sachs Group Inc. (CVS Corporation, 4.875%, due 9/15/14)	2,000,000	12/20/14	0.680% Quarterly	(35,739)	$(14,976)	(20,763)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	100,000	3/20/15	5.000% Quarterly	5,787	628	5,159
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	130,000	3/20/20	5.000% Quarterly	15,253	2,814	12,439
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	70,000	3/20/13	5.000% Quarterly	(76)	(188)	112
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	80,000	3/20/13	5.000% Quarterly	(87)	(129)	42
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	120,000	3/20/15	5.000% Quarterly	6,944	1,052	5,892
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	50,000	3/20/20	5.000% Quarterly	5,867	1,312	4,555
Total	$4,250,000			$(81,581)	$ (9,487)	$(72,094)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION3

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund‡	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America
Securities LLC			0.860%
(CDX HY 8)	$21,338,221	6/20/12	Quarterly	$ 77,156	—	$77,156
Goldman Sachs Group Inc.			0.500%
(CMBX NA AM 1)	186,000	10/12/52	Monthly	(21,255)	$(17,031)	(4,224)
Total	$21,524,221			$ 55,901	$(17,031)	$72,932

42	Western Asset Premier Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund‡	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs Group Inc.			0.100%
(CMBX 1 2006-1 AAA)	$449,000	10/12/52	Monthly	$22,577	$18,334	$4,243

TOTAL RETURN SWAPS

Swap Counterparty	Notional Amount†	Termination Date	Periodic Payments Made by the Fund†	Periodic Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
Deutsche Bank AG	$1,000,000	7/2/12	TRX-CMBS Reset	TRX-CMBS	—	$(14,990)
Deutsche Bank AG	1,000,000	10/1/12	TRX-CMBS Reset	TRX-CMBS	—	(24,329)
Total	$2,000,000				—	$(39,319)

1         If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2         The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3         If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

4         The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market value (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡        Percentage shown is an annual percentage rate.

†        Periodic payments made/received are based on the total return of the referenced entity.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

Western Asset Premier Bond Fund 2011 Annual Report	43

ASSET DERIVATIVES1

Credit Risk
Swap contracts[2]	$133,584

LIABILITY DERIVATIVES1

Credit Risk
Swap contracts[2]	$176,006

1         Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2         Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

Credit Risk
Swap contracts	$280,870

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Credit Risk
Swap contracts	$(128,820)

During the year ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Notional Balance
Credit default swap contracts (to buy protection)	$ 4,573,385
Credit default swap contracts (to sell protection)	21,838,357
Total return swap contracts	546,923

5. Common shares

Of the 11,828,498 shares of common stock outstanding at December 31, 2011, the Investment Adviser owned 17,619 shares.

44	Western Asset Premier Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

6. Preferred shares

There are 2,880 shares of Auction Market Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as set forth in the Fund’s Agreement and Declaration of Trust, as amended to date, and its Bylaws, as amended to date (the “Bylaws”), or as otherwise determined by the Trustees. The 2,880 Preferred Shares outstanding consist of two series, 1,440 shares of Series M and 1,440 shares of Series W. The Preferred Shares have a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

Dividends on the Series M and Series W Preferred Shares are cumulative and are paid at a rate typically reset every seven and twenty-eight days, respectively, based on the results of an auction. The weekly auctions for Series M and W have all failed during the year ended December 31, 2011; consequently, the dividend rate paid on the preferred shares has moved to the maximum rate as defined in the prospectus. Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been impacted by the lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”. The maximum rate is calculated at 200% of the reference rates, which is the 7-day “AA” Financial Composite Commercial Paper rate for Series M and the 30-day “AA” Commercial Paper rate for Series W. Dividend rates ranged from 0.060% to 0.462% between January 1, 2011 to December 31, 2011.

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on the second business day preceding any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in Bylaws are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two trustees and on certain matters affecting the rights of the Preferred

Western Asset Premier Bond Fund 2011 Annual Report	45

Stock. The issuance of Preferred Stock poses certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee. For the previous periods since the ARPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPS that the broker/dealer places at the auction. Since January 1, 2010, the participation fee has been reduced to an annual rate of 0.05% of the purchase price of the ARPS, in the case of failed auctions.

7. Trustee compensation

Each Trustee of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, Western Asset or WAML receives an aggregate fee of $75,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund. Each Trustee also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board receives an additional $30,000 per year for serving in such capacity.

The Chairman of the Audit Committee receives an additional $25,000 per year for serving in such capacity. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Income Fund according to each such investment company’s average annual net assets.

Trustee Ronald Olson receives from Western Asset an aggregate fee of $75,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

8. Distributions subsequent to December 31, 2011

On November 17, 2011, the Fund’s Board of Trustees declared two distributions, each in the amount of $0.11 per share, payable on January 27, 2012

46	Western Asset Premier Bond Fund 2011 Annual Report

Notes to financial statements (cont’d)

and February 24, 2012 to shareholders of record on January 20, 2012 and February 17, 2012, respectively.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2011	2010
Distributions Paid to Common Shareholders From:
Ordinary income	$17,556,033	$16,932,624
Distributions Paid to Preferred Shareholders From:
Ordinary income	$ 165,905	$ 219,880
Total distributions paid	$17,721,938	$17,152,504

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 10,136,897
Capital loss carryforward*	(20,398,663)
Other book/tax temporary differences(a)	(99,657)
Unrealized appreciation (depreciation)(b)	(875,982)
Total accumulated earnings (losses) — net	$(11,237,405)

*  As of December 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$ (2,636,296)	**
12/31/2016	(827,946)
12/31/2017	(16,934,421)
	$(20,398,663)

These amounts will be available to offset future taxable capital gains.

**     Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)         Other book/tax temporary differences are attributable primarily to the differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)        The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the accrual of income on certain securities.

Western Asset Premier Bond Fund 2011 Annual Report	47

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

48	Western Asset Premier Bond Fund 2011 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of
Western Asset Premier Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Premier Bond Fund (the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 24, 2012

Western Asset Premier Bond Fund	49

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Trustees considered the Investment Management Agreement (the “Management Agreement”) between the Fund and Western Asset Management Company (“Western Asset”) and the Portfolio Management Agreements (together with the Management Agreement, the “Agreements”) between Western Asset and each of Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) with respect to the Fund at meetings held on October 20 and October 27, 2011. At a meeting held on November 15, 2011, the Executive and Contracts Committee reported to the full Board of Trustees its considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

The Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Portfolio Management Agreements. The Trustees also noted that the Fund does not pay any management fees directly to any of the Non-U.S. Advisers because Western Asset pays the Non-U.S. Advisers for services provided to the Fund out of the management fee Western Asset receives from the Fund.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Western Asset; reviewed a variety of information prepared by Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Trustees; and reviewed performance and expense information for a peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Trustees examined the Advisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel

50	Western Asset Premier Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including their business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable leveraged funds in a peer group consisting of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Trustees noted that the performance of the Fund was above its peer group average for each of the one-, three- and five-year periods ended August 31, 2011.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Trustees observed that the Fund’s total expenses were approximately equal to the average of the fees paid by funds in its Lipper peer group and the management fee paid by the Fund to Western Asset, whether measured as a percentage of net assets attributable to common shares or total assets, was approximately equal to the average of the funds in its Lipper peer group. They noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers with similar investment strategies, but that Western Asset was responsible for payment of the management fee to the Non-U.S. Advisers and that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of these differences, the Trustees concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers and the direct and indirect benefits that the Advisers may receive from their relationship with the Fund, including any “fallout benefits”, such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Legg Mason Partners

Western Asset Premier Bond Fund	51

Funds Advisor, LLC, the Fund’s administrator. In that connection, the Trustees concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who are independent of the Advisers within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Independent Trustees weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers, but would continue to closely monitor the Advisers’ performance; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

52	Western Asset Premier Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Premier Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Trustees and officers of the Fund is set forth below.

Independent Trustees†:

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Served since 1997
Principal occupation(s) during past five years	Retired.
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	11
Other board memberships held by Trustee	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Served since 1998
Principal occupation(s) during past five years

President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).

Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	11
Other board memberships held by Trustee	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Trustee
Term of office and length of time served[2]	Served since 2007
Principal occupation(s) during past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	11
Other board memberships held by Trustee	Occidental Petroleum Corporation and Public Storage

Western Asset Premier Bond Fund	53

Independent Trustees† cont’d

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Trustee and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupation(s) during past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	11
Other board memberships held by Trustee	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Served since 2004
Principal occupation(s) during past five years

Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)

Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	11
Other board memberships held by Trustee	Orbitz Worldwide (global on-line travel company)

54	Western Asset Premier Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees:

R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Trustee and President
Term of office and length of time served[1]	Served as a Trustee since 2006 and as President since 2007
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 161 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	161
Other board memberships held by Trustee	None

Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Trustee
Term of office and length of time served[1]	Served since 2005
Principal occupation(s) during past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	11
Other board memberships held by Trustee	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Western Asset Premier Bond Fund	55

Officers:5

Richard F. Sennett
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform ( since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Erin K. Morris
100 International Drive, Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupation(s) during past five years

Vice President and Manager Global Fiduciary Platform, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009).

Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	N/A
Other board memberships held by Trustee	N/A

56	Western Asset Premier Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Officers cont’d

Todd F. Kuehl
100 International Drive, Baltimore, MD 21202
Year of birth	1968
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupation(s) during past five years

Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).

Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	N/A
Other board memberships held by Trustee	N/A

Robert I. Frenkel
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Number of portfolios in fund complex overseen by Trustee (including the Fund)[2]	N/A
Other board memberships held by Trustee	N/A

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1

Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Trustees of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

2

Each Trustee also serves as a Director of Western Asset Income Fund (closed-end investment company) and as a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 161 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

3

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

4	Mr. Olson is an “Interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.
5	Each Officer of the Fund is an “Interested person” (as defined above) of the Fund.

Western Asset Premier Bond Fund	57

Annual principal executive officer and principal financial officer certifications (unaudited)

The Fund’s Principal Executive Officer (“PEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s PEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

58	Western Asset Premier Bond Fund

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
100 International Drive
Baltimore, MD 21202

Complaints may also be submitted by telephone at 1-800-742-5274.

Complaints submitted through this number will be received by the CCO.

Western Asset Premier Bond Fund	59

Dividend reinvestment plan (unaudited)

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare. Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a

60	Western Asset Premier Bond Fund

Dividend reinvestment plan (unaudited) (cont’d)

terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year. Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, NY, 10038. Investor Relations Telephone number 1-888-888-0151.

Western Asset Premier Bond Fund

Trustees	Western Asset Premier Bond Fund	Legal counsel
William E. B. Siart	620 Eighth Avenue	Ropes & Gray LLP
Chairman	49th Floor	1211 Avenue of the Americas
Ronald J. Arnault	New York, NY 10018	New York, NY 10036
Anita L. DeFrantz
R. Jay Gerken	Investment advisers	Transfer agent
Ronald L. Olson	Western Asset Management Company	American Stock Transfer & Trust Company
Avedick B. Poladian	Western Asset Management Company Limited	59 Maiden Lane
Jaynie Miller Studenmund	Western Asset Management Company Pte. Ltd.	New York, NY 10038
Western Asset Management Company Ltd
Officers		New York Stock Exchange Symbol
R. Jay Gerken	Custodian	WEA
President	State Street Bank and
Richard F. Sennett	Trust Company
Principal Financial Officer	1 Lincoln Street
Todd F. Kuehl	Boston, MA 02111
Chief Compliance Officer
Robert I. Frenkel	Independent registered public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP
Erin K. Morris	100 East Pratt Street
Treasurer	Baltimore, MD 21202

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX013147 2/12 SR12-1575

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Arnault as the audit committee financial expert.  Mr. Arnault is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,450 in 2010 and $56,629 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the audit performed relating to the Tender Options Bonds for the Western Asset Premier Bond Fund.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Premier Bond Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,000 in 2010 and $4,100 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Premier Bond Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Premier Bond Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Premier Bond Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2010 and December 31, 2011; Tax Fees were 100% and 100% for December 31, 2010 and December 31, 2011; and Other Fees were 100% and 100% for December 31, 2010 and December 31, 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Premier Bond Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Premier Bond Fund during the reporting period were $0 in 2011.

(h) Yes.  Western Asset Premier Bond Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Premier Bond Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

William E.B. Siart

Avedick Poladian

Jaynie Miller Studenmund

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its portfolio securities to its advisers, Western Asset Management Company and Western Asset Management Company Limited (together, the “Advisers”). The Proxy Voting Policies and Procedures of the Advisers are attached as an exhibit to this Form N-CSR.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of December 31, 2011, a team of investment professionals at the Advisers, led by Chief Investment Officer Stephen A. Walsh, Portfolio Manager Michael C. Buchanan and Portfolio Manager Ronald D. Mass manages the Western Asset Premier Bond Fund (the “Fund”).

Messrs. Walsh and Mass have each served as portfolio managers for the Advisers for over five years.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Messrs. Walsh, Buchanan and Mass serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Other Accounts

As of December 31, 2011, in addition to the Fund, the portfolio manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based($)
Michael C. Buchanan:

Registered Investment Companies	46	$30,930,356,558	0	0
Other pooled investment vehicles	10	$5,012,403,676	0	0
Other accounts	15	$2,237,229,164	0	0

Ronald D. Mass:

Registered Investment Companies	3	962,846,502	0	0
Other pooled investment vehicles	6	1,322,471,773	2	330,938,171
Other accounts	2	5,012,403,676	0	0

Stephen A. Walsh:

Registered Investment Companies	101	163,712,193,117	6	0
Other pooled investment vehicles	208	103,652,071,902	6	851,818,455
Other accounts	741	175,549,422,985	76	18,925,354,045

Note: With respect to Mr. Walsh, the numbers above reflect the overall number of portfolios managed by the Advisers. Mr. Walsh is involved in the management of all the Advisers’ portfolios, but he is not solely responsible for particular portfolios. The Advisers’ investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Advisers’ overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest as of December 31, 2011

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Fund’s trades.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Fund because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Fund, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or the other account(s) involved. Additionally, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Fund’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sells) with long- only accounts (which includes the Fund) for timing and pattern related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether an Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation of Portfolio Managers as of December 31, 2011

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Advisers, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Advisers’ business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Fund Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2011:

Portfolio Manager	Dollar Range of Fund Securities Beneficially Owned($)
Michael C. Buchanan	None
Ronald D. Mass	None
Stephen A. Walsh	1 - 10,000

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President of
Western Asset Premier Bond Fund

Date:	February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President of
Western Asset Premier Bond Fund

Date:	February 29, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Western Asset Premier Bond Fund

Date:	February 29, 2012